UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2023

ALTITUDE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39772	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Perimeter Center Terrace Suite 151

Atlanta, Georgia 30346

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (800) 950-2950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	ALTUU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001	ALTU	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ALTUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, on April 23, 2023, Altitude Acquisition Corp., a Delaware corporation (“Altitude”), entered into a business combination agreement (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with Picard Medical, Inc., a Delaware corporation (“Picard”) and the other parties thereto.

On August 14, 2023, Altitude and Picard issued a joint press release announcing the filing of the preliminary proxy statement to seek Altitude stockholder approval of the previously announced business combination. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Altitude under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information About the Mergers and Where to Find It

In connection to the proposed business combination, Altitude has filed with the Securities and Exchange Commission (“SEC”) preliminary proxy statement, and intends to file a definitive proxy statement. Altitude urges its investors, shareholders and other interested persons to read the preliminary proxy statement, and any amendments thereto and the definitive proxy statement, when available, as well as other documents filed with the SEC because these documents will contain important information about Altitude, Picard and the business combination. When available, the definitive proxy statement will be mailed to shareholders of Altitude as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the definitive proxy statement and other documents filed with the SEC without charge, by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Altitude and Picard and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Information about the directors and executive officers of Altitude is set forth in Altitude’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Altitude stockholders in connection with the proposed business combination is set forth in the proxy statement for the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K (“Current Report”) and the exhibit hereto that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity, Altitude’s and Picard’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These statements are based on various assumptions, whether or not identified in this Current Report on or the exhibit hereto, and on the current expectations of the respective management of Altitude and Picard and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Altitude and Picard. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Altitude or Picard is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Picard; risks related to the performance of Picard’s business; the development, effects and enforcement of laws and regulations; Picard’s ability to manage future growth; Picard’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Picard’s business; the amount of redemption requests made by Altitude’s stockholders; the ability of Altitude or Picard to obtain financing in connection with the business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Altitude’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023 under the heading “Risk Factors,” and other documents Altitude has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Altitude nor Picard presently know, or that Altitude or Picard currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Altitude’s and Picard’s expectations, plans, or forecasts of future events and views as of the date of this Current Report and the exhibit hereto. Altitude and Picard anticipate that subsequent events and developments will cause Altitude’s and Picard’s assessments to change. However, while Altitude and Picard may elect to update these forward-looking statements at some point in the future, Altitude and Picard specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Altitude’s and Picard’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, issued August 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2023

ALTITUDE ACQUISITION CORP.

By:	/s/ Gary Teplis
Name:	Gary Teplis
Title:	Chief Executive Officer

Exhibit 99.1

Altitude files Preliminary Merger Proxy Statement for Business Combination with Picard

Atlanta, GA & Palo Alto, CA & Tucson, AZ, August 14, 2023 – Altitude Acquisition Corp. (“Altitude”) (Nasdaq: ALTU) and Picard Medical, Inc. (“Picard”), the parent company of SynCardia Systems, LLC (“SynCardia”), the global leader in mechanical heart replacement technology, today announced the filing of a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”), and in connection with their previously announced business combination. Picard also announced the completion of the audit of its financial statements as of and for the year ended December 31, 2022.

As previously announced on April 23, 2023, Altitude entered into a definitive business combination agreement with Picard that is expected to result in Picard becoming publicly listed. Completion of the transaction is subject to approval by Altitude’s stockholders and other customary closing conditions.

About Picard Medical, Inc.

Picard is the parent company of SynCardia, a Tucson, Arizona based leader in mechanical heart replacement technology for patients suffering from end-stage heart failure. SynCardia develops, manufactures, and commercializes an FDA-approved temporary Total Artificial Heart (TAH), an implantable system designed to assume the full functions of a failing or failed human heart.

SynCardia’s TAH has been used in over 2,000 implantations in 25 countries globally. It is now focused on developing, manufacturing, and commercializing successive generations of the SynCardia TAH to further improve clinical outcomes, usability, and patient Quality of Life (“QOL”). Picard’s long-term mission is to build a portfolio of medical technology companies active in the cardiovascular space.

Picard’s long-term mission is to build a portfolio of medical technology companies active in the cardiovascular space. Picard intends to achieve this goal by acquiring, developing, or by in-licensing of promising technologies or assets with a focus on approved devices, or devices close to being approved.

About Altitude Acquisition Corp.

Altitude Acquisition Corp. (Nasdaq: ALTUU, ALTU, ALTUW) is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

Additional Information and Where to Find It

In connection to the proposed business combination, Altitude has filed with the SEC preliminary proxy statement, and intends to file a definitive proxy statement. Altitude urges its investors, shareholders and other interested persons to read the preliminary proxy statement, and any amendments thereto and the definitive proxy statement, when available, as well as other documents filed with the SEC because these documents will contain important information about Altitude, Picard and the business combination. When available, the definitive proxy statement will be mailed to shareholders of Altitude as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the definitive proxy statement and other documents filed with the SEC without charge, by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Altitude and Picard and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Information about the directors and executive officers of Altitude is set forth in Altitude’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Altitude stockholders in connection with the proposed business combination is set forth in the proxy statement for the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity, Altitude’s and Picard’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of Altitude and Picard and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Altitude and Picard. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Altitude or Picard is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Picard; risks related to the performance of Picard’s business; the development, effects and enforcement of laws and regulations; Picard’s ability to manage future growth; Picard’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Picard’s business; the amount of redemption requests made by Altitude’s stockholders; the ability of Altitude or Picard to obtain financing in connection with the business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Altitude’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023 under the heading “Risk Factors,” and other documents Altitude has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Altitude nor Picard presently know, or that Altitude or Picard currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Altitude’s and Picard’s expectations, plans, or forecasts of future events and views as of the date of this press release. Altitude and Picard anticipate that subsequent events and developments will cause Altitude’s and Picard’s assessments to change. However, while Altitude and Picard may elect to update these forward-looking statements at some point in the future, Altitude and Picard specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Altitude’s and Picard’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

IR Contact

Cody Slach or Matthew Hausch

Gateway

ALTU@gatewayir.com

949-574-3860